The Thai Capital Fund, Inc.
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ---------------------
                                   FORM N-CSR
                             ---------------------

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              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06062

                           THE THAI CAPITAL FUND, INC.

               (Exact name of registrant as specified in charter)



                       c/o Daiwa Securities Trust Company
                         One Evertrust Plaza, 9th Floor
                       Jersey City, New Jersey 07302-3051

               (Address of principal executive offices) (Zip code)

                       c/o Daiwa Securities Trust Company
                         One Evertrust Plaza, 9th Floor
                       Jersey City, New Jersey 07302-3051

                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 915-3054

                      DATE OF FISCAL YEAR END: December 31

                   DATE OF REPORTING PERIOD: December 31, 2005

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Item 1. Reports to Stockholders.

GENERAL INFORMATION (unaudited)



THE FUND

     The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

     The Fund's shares are listed on the American Stock Exchange ("AMEX"). The Fund understands that its shares may trade periodically on certain exchanges other than the AMEX, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

     The Fund's AMEX trading symbol is "TF". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review, a list of the Fund's top ten industries and holdings, its proxy voting policies and procedures, its code of ethics and its audit committee charter.

PROXY VOTING POLICIES AND PROCEDURES

     A description of the policies and procedures that are used by the Fund's Investment Manager to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling (201) 915-3054; (2) by visiting www.daiwast.com; and (3) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at www.sec.gov. Information regarding how the Investment Manager votes these proxies is now available by calling the same number and available on the Commission's website. The Fund has filed its report on Form N-PX covering the Fund's proxy voting record for the 12-month period ended June 30, 2005.

QUARTERLY PORTFOLIO OF INVESTMENTS

     A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Commission's website at www.sec.gov and the Fund's web site at www.daiwast.com. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The quarterly Portfolio of Investments will be made available without charge, upon request, by calling (201) 915-3054.

INQUIRIES

     All general inquiries and requests for information should be directed to the Fund at (201) 915-3054. All written inquiries should be directed to the Fund at the following address:

                The Thai Capital Fund, Inc.
                c/o Daiwa Securities Trust Company
                One Evertrust Plaza, 9th Floor
                Jersey City, NJ 07302-3051

     For specific information about your registered share account, please contact American Stock Transfer & Trust Company (the "Plan Agent") at the address shown below.

CERTIFICATIONS

     The Fund's chief executive officer has certified to the AMEX that, as of July 26, 2005, he was not aware of any violation by the Fund of applicable AMEX corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Commission for the period of this report.

DIVIDEND REINVESTMENT PLAN

     A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

                The Thai Capital Fund, Inc.
                c/o American Stock Transfer & Trust Company
                59 Maiden Lane
                New York, NY 10038
                Telephone: (866) 669-9905; (718) 921-8124
                www.amstock.com

A brief summary of the material aspects of the Plan follows:

     WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, no action is required on your part, as you are automatically enrolled by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan. Please contact the Plan Agent if you would like more information about how to change your registration so that you may participate in the Plan.

     MAY I WITHDRAW FROM THE PLAN? If your shares are held in your own name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

     HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the AMEX or otherwise on the open market to the extent available.

     IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the AMEX or on the open market by the Plan Agent.

     WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.


     Please note that, if you participate in the Plan through a brokerage account, you may not be able to continue as a participant if you transfer those shares to another broker. Contact your broker or nominee or the Plan Agent to ascertain what is the best arrangement for you to participate in the Plan.

                         SHAREHOLDER LETTER (unaudited)


                                                                January 31, 2006

Dear Shareholders:

     The management of The Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to update its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET") and the Fund's performance for the year ended December 31, 2005.

THAI ECONOMIC REVIEW AND OUTLOOK

     The Thai economy expanded by 5.3% year-on-year ("YoY") in the third quarter of 2005, beating the consensus growth forecast of 4.7%. As we anticipated, most of the impetus came from an improved net export position, which swung back to a positive 4.3% after a negative contribution in the first half of 2005. This reflected a strong rise in exports coupled with a decline in import growth. Consumption grew by 4.5%, underlining the resilience of Thai consumers amid rising inflation. Investment was the only disappointing component, with growth slowing to 7.8% from 14.3% in the second quarter of 2005. Inventory levels have been considerably depleted (down by US$1 billion), which suggests that another cycle of re-stocking may be near.

     In the first nine months of 2005, the Thai economy grew by 4.4% YoY. If our updated forecast of 5.3% growth for the fourth quarter of 2005 (the same as in the third quarter of 2005) proves correct, Gross Domestic Product ("GDP") growth would come in at about 4.6% for 2005. This is slightly above our earlier estimate of a 4.5% increase. Consumption growth is expected to remain stable at 4.6% (consumption growth also averaged 4.6% during the first nine months of 2005). Normally, government spending would slow from the third to fourth quarter (we expected 8.5% growth from 15% in the third quarter of 2005). Investment growth should remain above the double-digit level at 11.9%, while the external account position should continue to improve.

     The Bank of Thailand ("BOT") has raised its policy interest rate by 275 basis points since the second half of 2004, almost matching the 325 basis point interest rate hikes by the U.S. Federal Reserve. This increased policy interest rate was in response to an upsurge in inflationary pressure, with the headline inflation rate almost doubling to around 6.0% as energy costs surged. Core inflation also rose from 0.5% to 2.4% over the six quarters. For fiscal year 2006, a more moderate rise in core inflation is anticipated with economic growth to strengthen. However, inflation remains a risk and rates may need to be raised again, although we expect a rise of just 50 basis points next year compared with the 200 basis point rise in 2005. Our view suggests that headline inflation should fall back to about 3.0% by the end of 2006, bringing real interest rates back to a positive level.

     Political tension has eased somewhat since His Majesty the King's speech on December 4, 2005. But with the government's popularity flagging, political stability remains a concern. Most of the promised infrastructure projects have not materialized, with delays and cut backs in investment on the much-touted mega-projects. Hence, the approval rating for the second-term Thaksin government is down, particularly in Bangkok. Nonetheless, his party retains an absolute majority in the Lower House and talk of possible defections by Members of Parliament to other parties is premature at this point.

     Our analyst team forecast for GDP, 4.4% for 2005 and 4.8% for 2006, was revised up from 4.1% and 4.4%, respectively. Recently, the BOT increased its forecast for 2006 to 4.5-5.5% from 4.0-5.0%.

THAI STOCK MARKET OVERVIEW & Outlook

     In the second half of 2005, the SET Index moved sideways in a wide range from 675.50 at the end of June to 713.73 at the end of December, increasing
38.23 points or 5.66%. Among major sectors, the banking sector was the best performer, increasing 11.35%, followed by communication up 8.75% and the energy sector up 5.75%. The property sector was in line with the market, increasing 5.34%. The poor performers were the construction material sector, stagnant at 0.69%, and the finance sector, at minus 1.89%. The worst was the chemical sector, down 9.62%. In terms of the small-cap sector, the mining and health care service sectors were the two best performers, up 40.08% and 37.35%, respectively, while the worst was the machinery sector, down 39.90%.



                                  CLOSE/PRICE
                  SET STOCK EXCHANGE OF THAI INDEX PRICE 744.54
                          Range 7/4/05 to 12/30/05 THB

Period:  D Daily                        HI      725.64      ON 9/22/05
Market:  M mid/trd                      AVG     689.12
                                        LOW     638.31      ON 7/7/05

--------------------------------------
DATE       PRICE         VOLUME
--------------------------------------
12/30      713.73        2.70BLN
12/29      710.22        2.18BLN
12/28      705.29        1.99BLN
12/27      706.47        1.84BLN
12/26      701.37        2.46BLN

12/23      698.95        3.05BLN
12/22      696.41        2.48BLN
12/21      698.43        3.26BLN
12/20      698.68        3.39BLN
12/19      691.28        2.57BLN

12/16      691.17        3.20BLN
12/15      690.49        5.11BLN
12/14      694.72        3.19BLN
12/13      693.48        2.77BLN
12/12
--------------------------------------
--------------------------------------
DATE       PRICE         VOLUME
--------------------------------------
12/9       697.74        2.75BLN
12/8       692.58        2.13BLN
12/7       694.87        3.06BLN
12/6       679.16        2.57BLN
12/5

12/2       659.91        1.69BLN
12/1       660.95        1.79BLN
11/30      667.75        1.45BLN
11/29      669.90        1.88BLN
11/28      666.69        1.50BLN

11/25      669.89        1.05BLN
11/24      669.76        1.14BLN
11/23      669.18        2.23BLN
11/22      674.25        1.52BLN
11/21      672.06        1.25BLN
--------------------------------------
--------------------------------------
DATE       PRICE         VOLUME
--------------------------------------
11/18      676.41        1.71BLN
11/17      672.63        1.60BLN
11/16      675.31        1.64BLN
11/15      681.58        2.31BLN
11/14      683.41        2.04BLN

11/11      690.45        1.67BLN
11/10      694.44        1.83BLN
11/9       696.85        1.36BLN
11/8       695.60        1.60BLN
11/7       700.75        1.42BLN

11/4       706.23        1.78BLN
11/3       704.79        2.18BLN
11/2       699.88        1.88BLN
11/1       693.27        1.51BLN
10/31      682.62         749MLN
--------------------------------------
--------------------------------------
DATE       PRICE         VOLUME
--------------------------------------
10/28      682.25        1.08BLN
10/27      685.29        1.25BLN
10/26      685.04        1.35BLN
10/25      676.84        1.42BLN
10/24

10/21      686.21        1.41BLN
10/20      681.92        1.60BLN
10/19      684.07        1.49BLN
10/18      695.18        1.46BLN
10/17      696.28        1.42BLN

10/14      700.02        1.13BLN
10/13      704.32        1.22BLN
10/12      709.20        1.43BLN
10/11      709.13        1.43BLN
10/10      707.05        1.43BLN
--------------------------------------
--------------------------------------
DATE       PRICE         VOLUME
--------------------------------------
10/07      708.98        1.20BLN
10/06      710.79        1.64BLN
10/05      717.17        2.05BLN
10/04      714.90        1.62BLN
10/03      717.42        1.56BLN

9/30       723.23        1.89BLN
9/29       722.83        2.06BLN
9/28       723.20        2.11BLN
9/27       724.24        2.30BLN
9/26       721.28        2.02BLN

9/23       725.31        2.37BLN
9/22      H725.64        2.09BLN
9/21       721.16        2.25BLN
9/20       723.16        2.15BLN
9/19       708.98        2.02BLN
--------------------------------------
--------------------------------------
DATE       PRICE         VOLUME
--------------------------------------
9/16       708.26        2.76BLN
9/15       711.20        3.02BLN
9/14       717.77        3.87BLN
9/13       710.31        2.91BLN
9/12       712.80        2.42BLN

9/9        712.78        3.65BLN
9/8        715.08        3.18BLN
9/7        708.50        2.28BLN
9/6        705.46        2.25BLN
9/5        707.94        2.60BLN

9/2        709.97        2.77BLN
9/1        710.28        2.67BLN
8/31       697.85        1.67BLN
8/30       692.86        1.63BLN
8/29       691.33        1.93BLN
--------------------------------------
--------------------------------------
DATE       PRICE         VOLUME
--------------------------------------
8/26       695.89        1.62BLN
8/25       692.14        2.27BLN
8/24       695.67        2.04BLN
8/23       690.39        2.54BLN
8/22       690.77        1.82BLN

8/19       680.83        1.75BLN
8/18       672.02        1.72BLN
8/17       667.49        1.34BLN
8/16       667.18        1.65BLN
8/15       675.52        1.73BLN

8/12
8/11       681.95        1.59BLN
8/10       684.59        1.50BLN
8/9        681.54        1.55BLN
8/8        686.32        1.43BLN
--------------------------------------
--------------------------------------
DATE       PRICE         VOLUME
--------------------------------------
8/5        686.01        1.84BLN
8/4        684.57        3.13BLN
8/3        687.94        2.50BLN
8/2        683.16        2.09BLN
8/1        674.99        1.31BLN

7/29       675.67        1.52BLN
7/28       670.09        2.18BLN
7/27       665.72        1.62BLN
7/26       656.91        1.37BLN
7/25       659.64        1.31BLN

7/22
7/21       648.92        1.27BLN
7/20       650.04        1.60BLN
7/19       648.67        1.57BLN
7/18       652.67        1.72BLN
--------------------------------------
--------------------------------------
DATE       PRICE         VOLUME
--------------------------------------
7/15       655.46        3.45BLN
7/14       661.45        2.27BLN
7/13       658.37        1.87BLN
7/12       648.98        1.76BLN
7/11       640.82        1.82BLN

7/8        643.31        1.78BLN
7/7       L638.31        2.47BLN
7/6        659.91        1.80BLN
7/5        663.52        1.84BLN
7/4        669.78        2.07BLN






--------------------------------------
[GRAPHIC OMITTED]

       Source: Bloomberg



     Actually, the SET Index moved from the lowest point of the year around 640 and had a high at 725, mainly the result of the energy sector, especially oil related stocks such as PTT and PTTEP moving with the high global oil price. Oil related stocks retreated with the decline in crude oil prices. In December, the SET was liquidity driven, as were other regional markets, by the expected revaluation of the Chinese Yuan and the expected weaker U.S. dollar. Thus, liquidity drove the SET Index from the end of November to close at 713.73 by the end of December. In short, the eleven-month market performance was almost a zero return, but the entire year return for 2005 was made in the December movement alone.

     We are growing increasingly confident that the Thai stock market will perform well in the year ahead. This confidence is justified by impressive economic growth despite continuing high oil prices and rising interest rates. Market consensus economic growth for 2006 is about 5.0 - 5.5%, which is quite achievable given the recovery in the agricultural and tourism industries and the continuing strong growth in the export manufacturing sector. In our view, there will be an average decline in earnings-per-share ("EPS") in 2006 of 3.6%, and 8.5% if the banking sector is excluded. The anticipated decline in EPS is because the banking sector will begin to pay full corporate income taxes and the energy, petrochemical and shipping industries should see a reduction in earnings after abnormally high profits in 2005.

     The banking sector's operating performance continues to improve with steady loan growth, the ability to boost non-interest income and gradual reduction in non-performing loans. Meanwhile the energy, petrochemical and shipping industries have used their windfall profits gleaned over the last two years to retire debt or finance expansion. Their balance sheets and their earnings prospects have changed substantially since the start of 2005. We are also becoming much more positive on telecom stocks given anticipation of progress in telecom sector reforms in 2006, as well as the potential value of new 3G licenses. In other sectors, we see companies showing signs of coping with greater cost pressure with earnings being maintained by increasing sales and the ability to reduce debt and other overhead costs.

     Due to these positive factors, we are projecting that the SET Index could reach 800 within the first half of 2006 and 850 by the year end, from 713.73 at the end of 2005. We also expect market volatility in a wide range as usual. At the 800 level, the Thai stock market would still be on a relatively low average market price-earnings ratio ("PER") of 10.8 times.

PERFORMANCE EVALUATION

     As of December 31, 2005, the Fund had net assets of US$28.0 million, representing a net asset value per share of US$8.92. Of this amount, Thai equity securities accounted for 90.65% and the remainder was in cash and bank deposits.

     Of the total net assets, 23.43% was invested in the energy sector, 16.90% in the banking sector, 15.21% in the communication sector, 8.97% in the construction material sector, 4.77% in the property development sector and 3.27% in the transportation sector. The majority of the remainder was invested in printing and publishing, entertainment, finance and automotive sectors.

     For the second half of 2005, portfolio performance was 7.24% compared to the SET Index's 5.66%, which was 1.58% above the market. Generally, the portfolio has a beta around 1.15 times the benchmark and the cash position ranges around 5.0 to 9.0% of net assets. Since our market view for the first half of 2006 is a sideways range of 780-820, our strategy is to hold the current position and then reduce high beta and small-cap stocks at the upper band of the range and switch those positions to low beta stocks. The energy sector will still be the favorite sector among the domestic sectors such as banking and communications. We will avoid cyclical stocks such as petrochemical, commodity and shipping related stocks in order to reduce portfolio volatility.

PORTFOLIO MANAGEMENT

     Effective March 1, 2005, Mr. Vijchu Chantatab replaced Mr. Thanakorn Phanphruk as the Fund's portfolio manager. SCB Asset Management Co., Ltd. has employed Mr. Chantatab as an equity fund manager since March 2005. Previously, Mr. Chantatab was a senior fund manager for BoA Asset Management Company Limited and a fund manager at JP Morgan (Thailand) Securities Limited.

     Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely,

/s/ Ikuo Mori
---------------------------
IKUO MORI
Chairman of the Board

Portfolio of Investments
December 31, 2005

                     THAI COMMON STOCKS AND WARRANTS--90.65%


                              COMMON STOCKS--89.31%




Shares                                                               Value
----------------------------------------------------------------- -- -----------
Agribusiness--1.24%
 2,338,000 Charoen Pokphan Foods Public Co., Ltd.................     $  348,455
Automotive--1.59%
   248,700 Interhides  Public Co., Ltd.*.........................        102,691
   100,000 Thai Rung Union Car Co., Ltd..........................         13,682
    93,800 Thai Stanley Electric Public Co., Ltd.................        330,018
                                                                     -----------
                                                                         446,391
                                                                     -----------
Banks--16.90%
   767,300 Bangkok Bank Public Co., Ltd..........................      1,968,460
 1,727,000 Bank of Ayudhya Public Co.,Ltd........................        628,710
   380,000 Kasikornbank Public Co., Ltd..........................        649,911
 3,394,800 Krung Thai Bank Public Co., Ltd.......................        912,387
   658,000 Siam City Bank Public Co., Ltd........................        390,665
   205,500 TISCO Bank Public Co., Ltd............................        139,331
   419,700 TMB Bank Public Co. Ltd*..............................         44,094
                                                                     -----------
                                                                       4,733,558
                                                                     -----------

Building Materials--8.97%
   421,300 The Siam Cement Public Co., Ltd.......................      2,511,617
                                                                     -----------
Commerce--1.16
   304,600 BIG C Supercenter Public Co., Ltd.....................        230,709



Shares                                                               Value
----------------------------------------------------------------- -- -----------
    55,500 Siam Makro Public Co., Ltd. ..........................      $  94,243
                                                                     -----------
                                                                         324,952
                                                                     -----------

Communication--15.21%
   756,900 Advanced Info Service Public Co., Ltd................       1,997,259
 1,427,100 Samart Corporation Public Co., Ltd...................         282,430
 1,564,500 Shin Corporations Public Co., Ltd....................       1,615,007
   836,400 Shin Satellite Public Co., Ltd.......................         304,490
   795,500 TT&T Public Co. Ltd.*................................          59,475
                                                                     -----------
                                                                       4,258,661
                                                                     -----------

Electronic Components--0.91%
   224,900 Hana Microelectronic Public Co., Ltd.................         145,615
   700,000 KCE Electronics Public Co. Ltd.......................         108,603
                                                                     -----------
                                                                         254,218
                                                                     -----------

Energy--23.43%
   205,400 Electricity Generating Public Co., Ltd...............         406,497
   171,200 PTT Exploration and Production Public Co., Ltd.......       1,974,321
   596,000 PTT Public Co., Ltd..................................       3,290,991
   605,200 Ratchaburi Electricity Generating Holding Public
           Co., Ltd.............................................         606,254
   183,000 Thai Oil Public Co., Ltd.............................         283,921
                                                                     -----------
                                                                       6,561,984
                                                                     -----------

December 31, 2005

COMMON STOCKS (continued)


Shares                                                               Value
----------------------------------------------------------------- -- -----------
Entertainment & Recreation--2.81%
 2,210,800 ITV Public Co., Ltd*..................................     $  594,175
    26,200 MCOT Public Co., Ltd..................................         18,244
   272,777 United Broadcasting Corporation Public Co., Ltd.*.....        174,948
                                                                     -----------
                                                                         787,367
                                                                     -----------

Finance & Securities--2.28%
 4,327,000 Asia Plus Securities Public Co., Ltd..................     $  496,886
   257,100 Bualuang Securities Public Co., Ltd...................         81,662
    90,500 Kim Eng Securities Thailand Public Co., Ltd...........         58,596
                                                                     -----------
                                                                         637,144
                                                                     -----------

Household Goods--0.30%
  102,700 Modernform Group Public Co., Ltd........................        85,314
                                                                     -----------

Mining--1.04%
  683,800 Padaeng Industry Public Co., Ltd........................       292,374
                                                                     -----------

Petrochemicals--1.30%
 143,900 PTT Chemical Public Co., Ltd.*...........................       284,785
 108,000 The Aromatics (Thailand) Public Co., Ltd.................        77,843
                                                                     -----------
                                                                         362,628
                                                                     -----------

Printing & Publishing--2.98%
 3,451,579 Amarin Printing and Publishing Public Co., Ltd.........       834,882
                                                                     -----------

Property Development--3.88%
  840,000 Amata Corporation Public Co., Ltd.......................       295,538

Shares                                                               Value
----------------------------------------------------------------- -- -----------
 1,536,000 Asian Property DevelopmentPublic Co., Ltd..............    $  128,348
   423,100 Italian-Thai Development Public Co., Ltd...............     2,440,000
 2,440,000 Prinsiri Public Co., Ltd...............................       141,886
 1,104,000 Sammakorn Public Co., Ltd..............................        72,829
   705,000 SinoThai Engineering & Construction Public Co., Ltd....       211,868
   156,700 Ticon Industrial Connection Public Co., Ltd............        47,858
 2,733,400 TRC Construction Public Co., Ltd.*.....................       103,516
                                                                     -----------
                                                                       1,087,127
                                                                     -----------

Rehabilitation--1.09%
 1,540,600 Thai Petrochemical Industry Public Co., Ltd.*..........       304,893
                                                                     -----------

Retail Food--0.95%
    70,000 S&P Syndicate Public Co., Ltd..........................        38,893
   138,000 Serm Suk Public Co., Ltd...............................        70,132
   126,300 Thai Union Frozen Products Public Co., Ltd.............        94,119
   235,000 The Vegetable Oil Public Co., Ltd......................        64,881
                                                                     -----------
                                                                         267,271
                                                                     -----------

Transportation--3.27%
  571,200 Bangkok Expressway Public Co., Ltd......................       297,262

Portfolio of Investments (concluded)
December 31, 2005

COMMON STOCKS (concluded)

Shares                                                               Value
----------------------------------------------------------------- -- -----------

Transportation (concluded)

  319,900 Precious Shipping Public Co., Ltd.......................     $ 248,159
  208,900 Regional Container Lines Public Co., Ltd................       139,084
  369,500 Thoresen Thai Agencies Public Co., Ltd..................       230,211
                                                                     -----------
                                                                         914,716
                                                                     -----------

Total Common Stocks(Cost--$15,687,289)............................    25,013,552
                                                                     -----------

WARRANTS--1.34%

Finance & Securities--0.38%
 1,442,250 Asia Plus Securities Public Co., Ltd., expires 9/30/08*       107,124
                                                                     -----------
Household Goods--0.00%
    10,270 Modernform Group Public Co., Ltd., expires 12/1/07*               753
                                                                     -----------
Property Development--0.89%
 1,331,400 Land & House Public Co., Ltd., expires 9/2/08*.........       230,961
   165,850 SinoThai Engineering & Construction Public Co.,
           Ltd., expires 4/18/08*.................................        19,126
                                                                     -----------
                                                                         250,087
                                                                     -----------

Shares                                                               Value
----------------------------------------------------------------- -- -----------

Utilities--0.07%
  796,960 Eastern Water Resources Development & Management
          Public Co., Ltd., expires 11/28/07*.....................    $   19,277
                                                                     -----------
Total Warrants (Cost--$13,003)....................................       377,241
                                                                     -----------
Total Thai Common and Warrants (Cost--$15,700,292)................     25,30,793
                                                                     -----------

SHORT-TERM INVESTMENTS--0.11%

Principal
 Amount
  (000)
---------

U.S. DOLLAR TIME DEPOSIT--0.11%

       $30 Bank of New York, 0.05%, due 1/3/06 (Cost--$29,695)            29,695
                                                                     -----------
Total Investments--90.76% (Cost--$15,729,987).....................    25,420,488
Other assets less liabilities--9.24%..............................     2,588,218

NET ASSETS (Applicable to 3,139,500 shares of capital stock
      outstanding; equivalent to $8.92 per share)--100.00%........   $28,008,706
                                                                     -----------
                                                                     -----------

---------------------
* Non-income producing securities.

EQUITY TEN LARGEST EQUITY CLASSIFICATIONS HELD POSITIONS HELD December 31, 2005 December 31, 2005

Industry                                                  Percent of Net Assests

Energy.....................................................        23.43%
Banks......................................................        16.90
Communication..............................................        15.21
Building Materials.........................................         8.97
Property Development**.....................................         4.77
Transportation.............................................         3.27
Printing & Publishing......................................         2.98
Entertainment & Recreation.................................         2.81
Finance & Securities**.....................................         2.61
Automotive.................................................         1.59
Petrochemicals.............................................         1.30
Agribusiness...............................................         1.24
Commerce...................................................         1.16
Rehabilitation.............................................         1.09
Mining.....................................................         1.04
Retail Food................................................         0.95
Electronic Components......................................         0.91
Household Goods**..........................................         0.30
Utilities**................................................         0.07
PTT Public Co., Ltd........................................        11,75
The Siam Cement Public Co. Ltd.............................         8.97
Advanced Info Service Public Co., Ltd......................         7.13
PTT Exploratio and Production Public Co., Ltd.............         7.05
Bangkok Bank Public Co., Ltd...............................         7.03
Shin Corporation Public Co., Ltd...........................         5.77
Krung Tahi Bank Public Co, Ltd.............................         3.26
Amarin Printing and Publishing Public Co., Ltd.............         2.98
Kasikornbank Public Co. Ltd................................         2.32
Bank of Ayudhya Public Co., Ltd............................         2.24

---------------------
** Includes the value of warrants

Statement of Assets and Liabilities
December 31, 2005
-------------------------------------------------------------------------------
Assets
  Investment in securities, at value (cost--$15,729,987).......    $ 25,420,488
  Cash denominated in foreign currency (cost--$3,123,758)......       3,141,023
  Interest receivable..........................................               2
  Prepaid expenses.............................................           6,219
                                                                 ---------------
 Total assets..................................................      28,567,732
                                                                 ---------------
Liabilities
  Payable for securities purchased..............................        148,269
  Dividend payable..............................................        298,252
  Accrued Thai tax provision....................................         33,111
  Payable for management fees...................................         16,424
  Payable for advisory fees.....................................          4,655
  Payable to other affiliates...................................         10,052
  Accrued expenses and other liabilities........................         48,263
                                                                 ---------------
    Total liabilities...........................................        559,026
                                                                 ---------------
Net Assets
  Capital stock, $0.01 par value per share; total 100,000,000
    shares authorized; 3,139,500 shares issued and outstanding..         31,395
  Paid-in capital in excess of par value........................     57,782,193
  Accumulated net investment loss...............................        (14,570)
  Accumulated net realized loss on investments and foreign
    currency transactions.......................................    (39,498,167)
  Net unrealized appreciation on investments and other assets
    and liabilities denominated in foreign currency.............      9,707,855
                                                                 ---------------
  Net assets applicable to shares outstanding...................   $ 28,008,706
                                                                 ---------------
                                                                 ---------------
     Net Asset Value Per Share..................................         $ 8.92


                 See accompanying notes to financial statements

Statement of Operations
For the Year Ended December 31, 2005
--------------------------------------------------------------------------------
Investment income:
  Dividends.....................................................    $ 1,088,588
  Interest......................................................          9,482
                                                                  --------------
    Total investment income.....................................      1,098,070
                                                                  --------------
Expenses:
  Investment management fee.....................................        167,015
  Investment advisory fee.......................................        166,846
  Administration fee and expenses...............................        163,546
  Legal fees and expenses.......................................         93,036
  Audit and tax services........................................         74,510
  Reports and notices to shareholders...........................         64,163
  Custodian fees and expenses...................................         34,622
  Directors' fees and expenses..................................         25,837
  Insurance expense.............................................         13,612
  Transfer agency fee and expenses..............................          8,772
  Other.........................................................         33,177
                                                                  --------------
    Total expenses before expense waivers.......................        845,136
                                                                  --------------
  Less waiver of:
    Administration fee..........................................       (50,000)
    Investment advisory fee.....................................      (111,231)
                                                                  --------------
      Net expenses..............................................        683,905
Net investment income before taxes..............................        414,165
  Provision for Thai tax applicable to net investment income....         34,554
                                                                  --------------
Net investment income...........................................        379,611
                                                                  --------------
Realized and unrealized gains from investment activities
and foreign currency transactions:
  Net realized gains on investments.............................      3,400,967
  Net realized foreign currency transaction losses.............        (140,011)
  Net change in unrealized appreciation (depreciation)
  on equity investments.........................................     (3,207,905)
  Net change in unrealized appreciation (depreciation)
  on translation of short-term investments and other assets
  and liabilities denominated in foreign currency...............        (13,385)
                                                                  --------------
Net realized and unrealized gains from investment activities
and foreign currency transactions...............................         39,666
                                                                  --------------
Net increase in net assets resulting from operations............       $ 419,277
                                                                  ==============


                 See accompanying notes to financial statements

                       Statement of Changes in Net Assets



For the Years Ended
December 31,
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                             2005        2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
  Net investment income...............................  $   379,611  $  167,018
  Net realized gain (loss) on:
    Investments......................................     3,400,967     326,411
    Foreign currency transactions....................      (140,011)      4,627
  Net change in unrealized appreciation (depreciation) on:
    Investments in equity securities..................   (3,207,905) (2,697,284)
    Translation of short-term investments and other
    assets and liabilities denominated in
    foreign currency..................................      (13,385)      1,318
                                                        -----------  -----------
  Net increase (decrease) in net assets resulting
  from operations.....................................      419,277  (2,197,910)
                                                        -----------  -----------
Dividends and distributions to shareholders from:
  Net investment income...............................     (298,252)   (125,577)
                                                        -----------  -----------
From capital stock transactions:
  Sale of capital stock resulting from
  reinvestment of dividends...........................          676       1,101
                                                        -----------  -----------
  Net increase (decrease) in net assets...............      121,701  (2,322,386)
Net assets:
  Beginning of year...................................   27,887,005  30,209,391
                                                        -----------  -----------
  End of year (including undistributed net investment
  income of $44,082 for 2004).........................  $28,008,706  $27,887,005
                                                        -----------  -----------
                                                        -----------  -----------



                       Statement of Changes in Net Assets

                          Notes to Financial Statements



Organization and Significant Accounting Policies

     The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non diversified, closed-end management investment company.

     The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the "Manager"). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

     The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

     Valuation of Investments--Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

     Tax Status--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. federal income or excise taxes is required in the financial statements.

     Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht, except that there is currently no provision required for the component of the net increase in net assets relating to capital gains, if any, because the Fund intends to utilize its U.S. tax loss carryforward available to offset any such gains. Remittances for the payment of expenses are not subject to a Thai withholding tax.

     Dividends and Distributions to Shareholders--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

     Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

     Investment Transactions and Investment Income--Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

Investment Manager and Investment Adviser

     The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets. At December 31, 2005, the Fund owed the Manager $16,424. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2005, no such out-of-pocket expenses were paid to the Manager.

     Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. ("the Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2005, no such out-of-pocket expenses were paid to the Adviser. The Adviser has voluntarily decreased its fee to 0.20% of the Fund's average net assets for the fiscal year ended December 31, 2005. At December 31, 2005, the Fund owed the Adviser $4,655, net of waivers.

Administrator and Custodian and Other Related Parties

     Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its minimum annual administration fee to $100,000 for the year ended December 31, 2005. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the year ended December 31, 2005, expenses of $5,379 were paid to the Administrator, representing reimbursement to the Administrator of costs relating to the attendance by its employees at meetings of the Fund's Board.

     DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the year ended December 31, 2005, DSTC earned $5,995, as compensation for its custodial services to the Fund.

     At December 31, 2005, the Fund owed $8,333, $1,167 and $552 to DSTC for administration, compliance and custodian fees, respectively, which is reported separately as payable to other affiliates on the Statement of Assets and Liabilities.

     The Fund paid or accrued $92,760 for the year ended December 31, 2005 for legal services in conjunction with the Fund's ongoing operations provided by the Fund's law firm, Clifford Chance US LLP, of which the Fund's Assistant Secretary is a partner.

Investments in Securities and Federal Income Tax Matters

     During the year ended December 31, 2005, the Fund made purchases of $17,906,393 and sales of $19,058,474 of investment securities, excluding short-term investments. The aggregate cost of investments at December 31, 2005 for federal income tax purposes was $15,703,723. At December 31, 2005, net unrealized appreciation, excluding short-term securities aggregated $9,687,070 of which $10,366,459 related to appreciated securities and $679,389 related to depreciated securities.

     Distributions to shareholders, which are determined in accordance with federal income tax regulations, and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) in the Statement of Assets and Liabilities in a way that more closely represents their tax character, certain adjustments have been made to paid-in capital in excess of par value, undistributed net investment income and accumulated net realized loss on investments.

     For the year ended December 31, 2005, the adjustments were to decrease net investment income by $140,011 and decrease accumulated net realized loss on investments by $3,852,005 and decrease capital by $3,711,994 primarily related to the reclassification of realized foreign currency losses and capital loss carryforwards. Net investment income, net realized losses and net assets were not affected by this change.

     The tax character of the distributions paid during the fiscal year ended December 31, 2005 and December 31, 2004 was the same for financial statement and tax purposes.

Notes to Financial Statements (concluded)



     At December 31, 2005, the Fund had a remaining capital loss carryover of $39,494,735, of which $24,330,001 expires in the year 2006, $6,364,433 expires in the year 2007, $5,797,861 expires in the year 2008, $2,320,539 expires in the year 2009 and $681,901 expires in the year 2010 available to offset future net capital gains.

     During the current year, the Fund utilized capital loss carryforwards of $3,404,398 and $3,711,994 capital loss carryforwards expired.

     For tax purposes, realized currency losses subsequent to October 31, 2005 may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2005, the Fund deferred realized currency losses of $6,912.

Concentration of Risk

     The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

     The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

     The economic difficulties experienced in Thailand have had an impact on the banking industry. All of the Fund's investments are held in Thailand through a subcustodial arrangement with Bangkok Bank Public Company Limited (the "subcustodian") and the Fund's securities in turn are being held by the Thailand Securities Depository Company in book-entry form. In the event of failure of the subcustodian, legal counsel has informed the Fund that the Fund would be able to recover all of its securities held by the subcustodian. The Fund's ability to enter into investment transactions pertaining to such securities may be effectively restricted for the period of time required to resolve the Fund's claim to recover such securities.

Capital Stock

     There are 100,000,000 shares of $0.01 par value common stock authorized. During the year ended December 31, 2005, 72 shares were issued as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends. Of the 3,139,500 shares outstanding at December 31, 2005, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owns 8,763 shares.

Subsequent Event

     On  December  19,  2005,  a  dividend  was  declared  by  the  Board.   The
distribution of $0.095 per share was paid on January 19, 2006, to shareholders of record at December 30, 2005. The ex-dividend date was December 28, 2005.

Financial Highlights



Selected data for a share of capital stock outstanding during each year is presented below:

                                                         For the Years Ended December 31,
                                                          2005     2004     2003     2002+    2001+
                                                         -------- -------- -------- -------- --------
Net asset value, beginning of year....................   $ 8.88   $ 9.62   $ 4.34   $ 3.42   $ 3.36
                                                         -------- -------- -------- -------- --------
Net investment income (loss)..........................     0.12*    0.05*    0.03*   (0.09)   (0.16)*
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions........     0.01    (0.75)    5.31     1.01     0.22*
                                                         -------- -------- -------- -------- --------
Net increase (decrease) in net asset value resulting
 from operations......................................     0.13    (0.70)    5.34     0.92     0.06
                                                         -------- -------- -------- -------- --------
Less: dividends and distributions to shareholders
 Net investment income................................    (0.09)** (0.04)   (0.06)      --       --
                                                         -------- -------- -------- -------- --------
Net asset value, end of year..........................   $ 8.92   $ 8.88   $ 9.62   $ 4.34   $ 3.42
                                                         ======== ======== ======== ======== ========
Per share market value, end of year...................   $ 8.99   $ 8.49   $ 9.25   $ 3.97   $ 2.80
                                                         ======== ======== ======== ======== ========
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends.................     6.89 %  (7.40)% 134.56 %  41.79 % (13.85)%
  Based on net asset value at beginning and end of year,
   assuming reinvestment of dividends.................     1.40 %  (6.89)% 123.09 %  26.90 %   1.79 %
Ratios and supplemental data:
  Net assets, end of year (in millions)...............   $28.0    $27.9    $30.2    $13.6    $10.7
  Ratios to average net assets of:
    Expenses, excluding Thai taxes applicable to net
     investment income................................     2.46 %   2.26 %   2.63 %   4.29 %   5.98 %
    Expenses, including Thai taxes applicable to net
     investment income ...............................     2.58 %   2.32 %   2.74 %   4.29 %   6.43 %
    Expenses, excluding waiver of Administration and
     Advisory fee applicable to net investment income.     3.04 %   2.85 %   3.31 %   4.98 %   7.09 %
    Expenses, including waiver of Administration and
     Advisory fee applicable to net investment income.     2.46 %   2.26 %   2.63 %   4.29 %   6.43 %
    Net investment income (loss)......................     1.36 %   0.63 %   0.62 %  (2.20)%  (4.77)%
Portfolio turnover....................................    70.01 %  11.21 %  11.86 %  14.62 %  20.85 %


-------------------

+ Per share values are adjusted to reflect the one-for-two reverse stock split effective August 5, 2002.

* After provision for Thai taxes.

**Actual dividend equals $0.095 per share.

-------------------

Report of Independent Registered Public Accounting Firm



To the Shareholders and
Board of Directors of
The Thai Capital Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Thai Capital Fund, Inc. (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
New York, New York
February 17, 2006

Tax Information (unaudited)



     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (December 31, 2005) as to the federal tax status of distributions totaling $0.04 per share received by you during such fiscal year.

     Accordingly, the Fund is hereby advising you that on December 19, 2005 the Board of Directors of the Fund declared a total distribution of $0.095 per share, all of which resulted from net investment income. The dividend was paid on January 19, 2006 to shares of record at the close of business on December 30, 2005. The entire amount of this distribution is reportable as 2005 income.

     There is no foreign tax deduction or credit available to shareholders for calendar year 2005.

     Shareholders are strongly advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

Information Concerning Directors and Officers (unaudited)



     The following table sets forth information concerning each of the Directors and Officers of the Fund. The Directors of the Fund will serve for terms expiring on the date of subsequent Annual Meetings of Stockholders in the year 2007 for Class I Directors, 2008 for Class II Directors and 2006 for Class III Directors, or until their successors are duly elected and qualified.


                                                                                                                           Number of
                                                                                                                           Funds in
                                              Principal Occupation                                                         Fund
                                              or Employment During                                                         Complex
                                              Past Five Years and                                      Director or         for Which
Name (Age) and Address of                     Directorships in Publicly                                Officer of          Director
Directors/Officers                            Held Companies                                           Fund Since          Serves(1)
------------------------------------------------------------------------------------------------------------------------------------
Directors
  Austin C. Dowling (73)         Retired; Director, The Japan Equity Fund, Inc., since 1992;             Class II              3
  672 Medford Leas               Director, The Singapore Fund, Inc., since 2000.                      Director since
  Medford, NJ 08055                                                                                        1990

  Martin J. Gruber (68)          Professor of Finance, Leonard N. Stern School of Business, New       Class I Director         3
  229 South Irving Street        York University,since 1965; Director, The Japan Equity Fund,           since 2000
  Ridgewood, NJ 07450            Inc., since 1992; Director, TheSingapore Fund, Inc., since 2000;
                                 Trustee, Scudder New York Mutual Funds,since 1992; Trustee,
                                 C.R.E.F., from 2001 to 2005 and Chairman fromDecember 2003 to
                                 2005; Trustee, T.I.A.A., from 1996 to 2000; Director,
                                 NationalBureau of Economic Research, since August, 2005.

  David G. Harmer (62)           Public Services Department Director, City of Ogden, since            Class I Director         3
  4337 Bobwhite Court            February 2005;Executive Director, Department of Community and          since 2000
  Ogden, UT 84403                Economic Development forthe State of Utah, from May 2002 to
                                 January 2005; Chairman, 2K2 HostingCorporation, from April 2001 to April 2002; President, Jetway Systems, a divisionof FMC
                                 Corporation, from 1997 until 2001; Director, The Japan Equity
                                 Fund,Inc., since 1997; Director, The Singapore Fund, Inc., since
                                 1996.

* Ikuo Mori (56)                 Chairman and CEO, Daiwa Securities America Inc., since 2001;
  Daiwa Securities America Inc.  Executive Officer, Daiwa Securities Group Inc., since 2001;            Chairman of            2
  Financial Square               President and COO, Daiwa Securities America Inc., from 1996 to       the Board and
  32 Old Slip                    2001; Chairman of the Board, The Singapore Fund, Inc., since           Class III
  New York, NY 10005             2001.                                                                Director since
                                                                                                           2001

  Oren G. Shaffer (63)           Vice Chairman and Chief Financial Officer, Qwest                        Class II              3
  1801 California Street         Communications International Inc., since July 2002; Executive Vice   Director since
  Denver, CO 80202               President and Chief Financial Officer, Ameritech Corporation, from       2000
                                 1994 to 2000; Director, The Japan EquityFund, Inc., since 2000;
                                 Director, The Singapore Fund, Inc., since 1997.

Information Concerning Directors and Officers (unaudited) (concluded)

                                                                                                                           Number of
                                                                                                                           Funds in
                                              Principal Occupation                                                         Fund
                                              or Employment During                                                         Complex
                                              Past Five Years and                                      Director or         for Which
Name (Age) and Address of                     Directorships in Publicly                                Officer of          Director
Directors/Officers                            Held Companies                                           Fund Since          Serves(1)
------------------------------------------------------------------------------------------------------------------------------------
Officers
  John J. O'Keefe (46)           Vice President and Treasurer, The Japan Equity Fund, Inc. and The    Vice President          --
  One Evertrust Plaza            Singapore Fund, Inc., since 2000; Vice President, Fund Accounting     and Treasurer
  Jersey City, NJ 07302-3051     Department of Daiwa Securities Trust Company since 2000.               of the Fund
                                                                                                         since 2000

  Yuko Uchida (27)               Secretary, The Singapore Fund, Inc. and The Japan Equity Fund,       Secretary of the        --
  One Evertrust Plaza            Inc., since 2004; Client Reporting Department of Daiwa Securities    Fund since 2004
  Jersey City, NJ 07302-3051     Trust Company, since 2002.

  Anthony Cambria (51)           Chief Compliance Officer, The Singapore Fund, Inc. and The Japan         Chief               --
  One Evertrust Plaza            Equity Fund, Inc., since 2004; Director and Executive Vice             Compliance
  Jersey City, NJ 07302-3051     President, Daiwa Securities Trust Company, since 1999.               Officer of the
                                                                                                        Fund since
                                                                                                           2004

 Leonard B. Mackey, Jr. (54)     Partner in the law firm of Clifford Chance US LLP, since 1983;       Assistant               --
 31 West 52nd Street             Assistant Secretary, The Singapore Fund, Inc. and The Japan          Secretary of the
 New York, NY 10019-6131         Equity Fund, Inc., since 2004.                                       Fund since 2004





--------------------
1 "Fund Complex" includes the Fund, The Japan Equity Fund, Inc., The Singapore Fund, Inc. and other investment companies advised by SCB Asset Management Co., Ltd., Daiwa SB Investments (H.K.) Ltd., DBS Asset Management (United States) Pte. Ltd., Daiwa SB Investments (Singapore) Ltd., Daiwa SB Investments (USA) Ltd., Daiwa SB Investments Ltd. or their respective affiliates.

* Directors so noted are deemed by the Fund's counsel to be "interested persons" (as defined in the U.S. Investment Company Act of 1940, as amended). Mr. Mori is deemed an interested person of the Fund because of his affiliation with Daiwa Securities America Inc., an affiliate of the Fund's investment adviser, Daiwa SB Investments (H.K.) Ltd.

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS
Ikuo Mori,  Chairman
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer
--------------------------------------------------------------------------------
OFFICERS
John J. O'Keefe
Vice President and Treasurer

Yuko Uchida
Secretary

Anthony Cambria
Chief Compliance Officer

Leonard B. Mackey, Jr.
Assistant Secretary
--------------------------------------------------------------------------------
ADDRESS OF THE FUND
c/o Daiwa Securities Trust Company One Evertrust Plaza, 9th Floor Jersey City, NJ 07302-3051
--------------------------------------------------------------------------------
INVESTMENT MANAGER
SCB Asset Management Co., Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (H.K.) Ltd.

ADMINISTRATOR
Daiwa Securities Trust Company

CUSTODIANS
Bangkok Bank Public  Company,  Ltd.  (Thai  Custodian)  Daiwa  Securities  Trust
Company
(U.S. Custodian)

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company

LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices. This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities men-tioned in the report.

                                  Annual Report
                                December 31, 2005











                                The Thai Capital
                                   Fund, Inc.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to the registrant's principal executive officer and principal financial and accounting officer. A copy of the registrant's Code of Ethics is attached hereto as Exhibit 12(a).

(b)  No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended the Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver from a provision of the Code of Ethics.

(e)      Not applicable.

(f)      (1) The Code of Ethics is attached hereto as Exhibit 12(a).

         (2) Not applicable.

         (3) Not applicable.

Item 3.  Audit Committee Financial Expert.

     The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Oren G. Shaffer who is "independent" for purposes of this item.

Item 4.  Principal Accountant Fees and Services.

         (a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

        2005
                                           Registrant        Covered Entities(1)
        Audit Fees.................          $55,000               N/A

        Non-Audit Fees
             Audit-Related Fees....           $5,849                -
             Tax Fees..............       (2) $7,000                -
             All Other Fees........                -                -
        Total Non-Audit Fees.......           $7,000                -

        Total......................          $67,849                -

        2004
                                          Registrant       Covered Entities(1)
        Audit Fees.................          $56,440               N/A

        Non-Audit Fees
             Audit-Related Fees....                -                -
             Tax Fees..............            (2)                  -
                                              $6,600                -
             All Other Fees........                -                -
        Total Non-Audit Fees.......           $6,600                -

        Total......................          $63,040                -


---------------------
N/A- Not applicable, as not required by Item 4.

(1) "Covered Entities" include the registrant's investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the registrant's adviser that provides ongoing services to the registrant.

(2) Tax Fees represent fees received for tax compliance services provided to the registrant, including the review of tax returns.
---------------------


(e) (1) Before the registrant's principal accountant is engaged to render audit or non-audit services to the registrant and non-audit services to the registrant's investment adviser and its affiliates, each engagement is approved by the registrant's audit committee.

(e) (2) 100% of the services described in each of (b) through (d) of this Item 4 were approved by the registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  See table above.

(h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to Covered Entities that were not pre-approved pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors' independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

     The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the audit committee are as follows: Austin C. Dowling, Martin J. Gruber, David G. Harmer and Oren G. Shaffer.

Item 6.  Schedule of Investments.

     A Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     The registrant has delegated to its investment adviser the voting of proxies relating to the registrant's portfolio securities. The registrant's policies and procedures and those used by the investment adviser to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment adviser or any of its affiliates, are contained in the investment adviser's Proxy Voting Guidelines, which are attached hereto as Exhibit 12(c).

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

     Vijchu Chanatab is currently responsible for the day-to-day management of the Fund. He has been managing the Fund since March 2005. SCB Asset Management Co., Ltd., the Fund's investment manager, has employed Mr. Chantatab as an equity fund manager since March 2005. Prior to that time, Mr. Chantatab was a senior fund manager for BoA Asset Management Company Limited and a fund manager at JP Morgan (Thailand) Securities Limited.

     Other Accounts Managed by the Portfolio Managers. As of February 28, 2006, Mr. Chanatab managed 11 mutual funds with a total of $130.8 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     Because Mr. Chanatab manages assets for other investment companies, there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, Mr. Chanatab may receive fees from certain funds that are higher than the fee it receives from the Fund. In those instances, Mr. Chanatab may have an incentive to favor the higher fee accounts over the Fund. SCB Asset Management Co., Ltd. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

     Securities Ownership of Portfolio Managers. As of February 28, 2006, Mr. Chanatab did not beneficially owned any securities in the Fund.

     Portfolio Manager Compensation Structure. Mr. Chanatab receives a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by Mr. Chanatab.

     Compensation. Generally, Mr. Chanatab receives base salary compensation based on the level of his position with the investment manager. In addition to base compensation, Mr. Chanatab may receive discretionary compensation. Discretionary compensation is comprised of a cash bonus, which is not directly calculated from fund performance, but based on KPI, which evaluates fund performance, competency, involvement in product development and compliancy. The bonus is not directly calculated from fund performance, contribution to the business objectives of the investment manager, the dollar amount of assets under management, client contribution or any market compensation contributions.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

     There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)  Code of Ethics for Principal Executive and Senior Financial Officers.

(b) Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)  Proxy Voting Guidelines for the registrant and its adviser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                      The Thai Capital Fund, Inc.


                      By       \s\ John J. O'Keefe
                               -----------------------------------------------
                                John J. O'Keefe, Vice President & Treasurer


Date:  February 28, 2006


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                      By       \s\ John J. O'Keefe
                               -----------------------------------------------
                                John J. O'Keefe, Vice President & Treasurer


Date:  February 28, 2006


                      By       \s\ Ikuo Mori
                               -----------------------------------------------
                               Ikuo Mori, Chairman


Date:  February 28, 2006

                                                                  EXHIBIT 12 (a)


           CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL
                                    OFFICERS


I. This Code of Ethics (the "Code") for The Thai Capital Fund, Inc., The Singapore Fund, Inc. and The Japan Equity Fund, Inc. (each a "Fund" and collectively the "Funds") applies to each Fund's President and Treasurer (or persons performing similar functions) ("Covered Officers") for the purpose of promoting:

     o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

     o full, fair, accurate, timely and understandable disclosure in reports and documents that a Fund files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by a Fund;

     o    compliance   with   applicable   laws  and   governmental   rules  and
          regulations;

     o prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

     o    accountability for adherence to the Code.

     Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest. A Fund will expect all Covered Officers to comply at all times with the principles in this Code. A violation of this Code by an employee is grounds for disciplinary action up to and including discharge and possible legal prosecution. Any question about the application of the Code should be referred to the Audit Committee of the Fund's Board of Directors ( the "Audit Committee").

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

     OVERVIEW. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, a Fund. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with a Fund.

     Certain conflicts of interest arise out of the relationships between Covered Officers and a Fund and already are subject to conflict of interest provisions in the Investment Company Act of 1940 (the "Investment Company Act") and the Investment Advisers Act of 1940 (the "Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with a Fund because of their status as "affiliated persons" of a Fund. The compliance programs and procedures of a Fund and the Fund's Investment Manager and Investment Adviser are designed to prevent, or identify and correct, violations of these provisions. Certain conflicts of interest also arise out of the personal securities trading activities of the Covered Officers and the possibility that they may use information regarding a Fund's securities trading activities for their personal benefit. Each Fund's Code of Ethics under Rule 17j-1 under the Investment Company Act is designed to address these conflicts of interest. This Code does not, and is not intended to, replace these programs and procedures or a Fund's Rule 17j-1 Code of Ethics, and this Code's provisions should be viewed as being additional and supplemental to such programs, procedures and code.

     Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between a Fund and its Investment Adviser or Investment Manager of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for a Fund or for its Investment Adviser or Investment Manager, or for all parties), be involved in establishing policies and implementing decisions that will have different effects on the Investment Adviser or Investment Manager and a Fund. The participation of the Covered Officers in such activities is inherent in the contractual relationship between a Fund and its Investment Adviser or Investment Manager and is consistent with the performance by the Covered Officers of their duties as officers of a Fund. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by a Fund's Board of Directors (the "Board") that the Covered Officers may also be officers or employees of one or more other investment companies covered by other codes.

     Each Covered Officer must not:

     o use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by a Fund whereby the Covered Officer would benefit personally to the detriment of a Fund;

     o cause a Fund to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Fund; and

     o use material non-public knowledge of portfolio transactions made or contemplated for, or actions proposed to be taken by, a Fund to trade personally or cause others to trade personally in contemplation of the market effect of such transactions.

     Each Covered Officer must, at the time of signing this Code, report all material business affiliations outside a Fund and must update the report annually.

     Covered Officers should avoid situations which involve the appearance of, or potential for, conflicts of interest. Examples of these situations include:

     o accepting directly or indirectly, anything of value, including gifts and gratuities in excess of $100 per year from any person or entity with which a Fund has current or prospective business dealings, not including occasional meals or tickets to theatre or sporting events or other similar entertainment, provided it is business-related, reasonable in cost, appropriate as to time and place and not so frequent as to raise any question of impropriety;

     o any ownership interest in, or any consulting or employment relationship with, any of a Fund's service providers, other than its Investment Adviser or Investment Manager or any affiliated person thereof; and

     o a direct or indirect financial interest in commissions, transaction charges or spreads paid by a Fund for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

     In situations involving a Covered Officer which involve the appearance of, or the potential for, conflicts of interest, but where the Covered Officer believes that no significant conflict of interest exist, the Covered Officer must obtain prior written approval from the Audit Committee before becoming involved in that situation. No such approval shall be considered a waiver of this Code.

III.     Disclosure and Compliance

          o    Each  Covered  Officer  should   familiarize   himself  with  the
               disclosure and compliance requirements generally applicable to a Fund;

          o Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about a Fund to others, whether within or outside a Fund, including to a Fund's directors and auditors, or to governmental regulators and self-regulatory organizations;

          o Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of a Fund and its Investment Adviser or Investment Manager with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents a Fund files with, or submits to, the SEC and in other public communications made by a Fund; and

          o    It is the  responsibility  of each  Covered  Officer  to  promote
               compliance  with  the  standards  and  restrictions   imposed  by
               applicable laws, rules and regulations.

IV.      Reporting and Accountability

         Each Covered Officer must:

          o upon adoption of the Code or (thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read and understands the Code;

          o annually thereafter affirm to the Board that he has complied with the requirements of the Code;

          o not retaliate against any other Covered Officer or any employee of a Fund or their affiliated persons for reports of potential violations that are made in good faith; and

          o notify the Audit Committee promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code.

     The Audit Committee is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation. Any waivers sought by a Covered Officer must be considered by the Audit Committee.

     A copy of this Code shall be delivered to each employee of a Fund and each employee of its Investment Adviser and Investment Manager annually together with a memorandum requesting that any violations of the Code be communicated immediately to the Audit Committee.

     Each Fund will follow these procedures in investigating  and enforcing this
Code:

          o    the  Audit  Committee  will  take  all   appropriate   action  to
               investigate any potential violations reported to it;

          o if, after such investigation, the Audit Committee believes that no violation has occurred, the Audit Committee is not required to take any further action;

          o if the Audit Committee determines that a violation has occurred, it will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the Investment Adviser or its board; or a recommendation to dismiss the Covered Officer;

          o the Audit Committee will be responsible for granting waivers of this Code, as appropriate; and

          o any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V.       Changes To or Waivers of the Code

     No change to or waiver of any provision of this Code will be effective until a Fund discloses the nature of any amendment to, or waiver from, a provision of the Code in its Form N-CSR, or on its website within five business days following the date of the amendment or waiver if this method of disclosure has been established in its Form N-CSR and made available on its website for twelve months. Any waiver of provisions of this Code will be reported in filings with the SEC and otherwise reported to a Fund's stockholders to the full extent required by the rules of the SEC and by any applicable rules of any securities exchange on which a Fund's securities are listed.

VI.      Other Policies and Procedures

     This Code shall be the sole code of ethics adopted by each Fund for purposes of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of a Fund or its Investment Adviser, Investment Manager or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they conflict with the provisions of this Code.

VII.     Amendments

     Any amendments to this Code must be approved or ratified by a majority vote of the Audit Committee and the Board, including a majority of directors who are not interested persons as defined in the Investment Company Act.

VIII.    Confidentiality

     All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Audit Committee, the Board, the Fund and its counsel and its Investment Adviser and Investment Manager and their respective counsel.

IX.      Internal Use

     The Code is intended solely for the internal use by a Fund and does not constitute an admission, by or on behalf of a Fund, as to any fact, circumstance or legal conclusion.

     I have read and understand the terms of the Code. I recognize the responsibilities and obligations incurred by me as a result of my being subject to the Code. I hereby agree to abide by the Code.


-------------------------

Date:_____________________

                                                                  EXHIBIT 12 (b)

                                  CERTIFICATION
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, John J. O'Keefe, certify that:

1.   I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying officer and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

                          Date:  February 28, 2006


                          \s\ John J. O'Keefe
                          -----------------------------------------------------
                          John J. O'Keefe, Vice President & Treasurer

                                  CERTIFICATION
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


I, Ikuo Mori, certify that:

1.   I have reviewed this report on Form N-CSR of The Thai Capital Fund, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

     (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

     (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

     (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and



5. The registrant's other certifying officer and I have disclosed, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

     (a) all significant deficiencies and material weaknesses in the design or operation of internal control which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

     (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

                          Date:  February 28, 2006


                          By       \s\ Ikuo Mori
                                   --------------------------------------------
                                    Ikuo Mori, Chairman

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned, the Vice President & Treasurer of The Thai Capital Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended December 31, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

                          Dated:  February 28, 2006


                          \s\ John J. O'Keefe
                          -----------------------------------------------------
                          John J. O'Keefe, Vice President & Treasurer


     This certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     The undersigned, the Chairman of The Thai Capital Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended April 30, 2005 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

                           Dated:  February 28, 2006


                           \s\ Ikuo Mori
                           ----------------------------------------------------
                           Ikuo Mori, Chairman


         This certification is being furnished solely pursuant to 18 U.S.C.
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

                                                                  EXHIBIT 12 (c)


                           The Thai Capital Fund, Inc.
                       Proxy Voting Policy and Procedures





The Board of Directors of The Thai Capital Fund, Inc. (the "Fund") hereby adopts the following policy and procedures with respect to voting proxies relating to Fund securities managed by SCB Asset Management. (the "Investment Manager").

I.   Policy

It is the policy of the Board of Directors of the Fund (the "Board") to delegate the responsibility for voting proxies relating to securities held by the Fund to the Investment Manager as part of the Investment Manager's general management of the Fund's assets, subject to the Board's continuing oversight. The Board of Directors of the Fund hereby delegates such responsibility to the Investment Manager, and directs the Investment Manager to vote proxies relating to Fund portfolio securities managed by the Investment Manager consistent with the duties and procedures set forth below. The Investment Manager may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.

II.  Fiduciary Duty

The right to vote a proxy with respect to securities held by the Fund is an asset of the Fund. The Investment Manager, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Investment Manager must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III. Procedures

The following are the procedures adopted by the Board for the administration of this policy.

     A. Review of Investment Manager's Proxy Voting Procedures. The Investment Manager shall present to the Board their policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents, including changes to policies addressing conflicts of interest.

     B. Voting Record Reporting. The Investment Manager shall provide the voting record information necessary for the completion and filing of Form N-PX to the Fund at least annually. Such voting record information shall be in a form acceptable to the Fund and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Fund and the Investment Manager may agree from time to time. With respect to those proxies that the Investment Manager has identified as involving a conflict of interest(1), the Investment Manager shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

     C. Record Retention. The Investment Manager shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

     D. Conflicts of Interest. Any actual or potential conflicts of interest between the Investment Manager and the Fund's shareholders arising from the proxy voting process will be addressed by the Investment Manager and the Investment Manager's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Investment Manager. In the event that the Investment Manager notifies the officer(s) of the Fund that a conflict of interest cannot be resolved under the Investment Manager's Proxy Voting Procedures, such officer(s) are responsible for notifying the Chairman of the Board of the Fund of the irreconcilable conflict of interest and assisting the Chairman with any actions he determines are necessary.

IV.  Revocation

The delegation by the Board of the authority to vote proxies relating to securities of the Fund is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.   Annual Filing

The Fund shall file an annual report of each proxy voted with respect to securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

VI.  Disclosures

     A.   The Fund shall include in its annual report filed on Form N-CSR:

          1. a description of this policy and of the policies and procedures used by the Fund and the Investment Manager to determine how to vote proxies relating to portfolio securities or copies of such policies and procedures; and

          2. a statement disclosing that a description of the policies and procedures used by or on behalf of the Fund to determine how to vote proxies relating to securities of the Fund is available without charge, upon request, by calling the Fund's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

          3. a statement disclosing that information regarding how the Fund voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

VII. Review of Policy

The Board shall review from time to time this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.


Adopted:



             Proxy voting policy for SCB Asset Management Co., Ltd.

                    Statement of Policies and Procedures for
                                 Voting Proxies

INTRODUCTION

     As a registered investment adviser, SCB Asset Management Co., Ltd. ("SCBAM," "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must exercise voting rights in the best interests of our clients.

     SCBAM recognizes the importance of good corporate governance in ensuring that management and boards of directors fulfill their obligations to shareholders. As part of our investment process, we take into account the attitudes of management and boards of directors on corporate governance issues when deciding whether to invest in a company.

     SCBAM is a global investment manager, and invests significantly in emerging markets. It should be noted that protection for shareholders may vary significantly from jurisdiction to jurisdiction, and in some cases may be substantially less than in the U.S. or developed countries.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth the policy and procedures of SCBAM for voting proxies for our clients, including investment companies registered under the Investment Company Act of 1940.

PROXY VOTING POLICIES

     It is the general policy of SCBAM to support management of the companies in which it invests and will cast votes in accordance with management's proposals. However, SCBAM reserves the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients' best interests.

     Elections of Directors: In many instances, election of directors is a routine voting issue. Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.

     Appointment of Auditors: The selection of an independent accountant to audit a company's financial statements is generally a routine business matter. SCBAM believes that management remains in the best position to choose the accounting firm and will generally support management's recommendation.

     Changes in Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature.
Absent a compelling reason to the contrary, SCBAM will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.

     Corporate Restructurings, Mergers and Acquisitions: SCBAM believes proxy votes dealing with corporate reorganizations are an extension of the investment decision and will take account of our investment process policy in deciding how to vote.

     Corporate Governance: SCBAM recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We generally favor proposals promoting transparency and accountability within a company.

     Social and Corporate Responsibility: SCBAM recognizes the importance of supporting sound and responsible policies in relation to social, political and environmental issues. However, in the interests of shareholders, we reserve the right to vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

     Executive Compensation: SCBAM believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans and, if deemed excessive, may vote against the proposals.

PROXY VOTING PROCEDURES

Proxy voting

     Our portfolio management team is responsible for the coordination of SCBAM's proxy voting. They liaise with the Product managers and/or the Proxy voting committee to ascertain how SCBAM will vote. They will then instruct the relevant Custodians. The portfolio management team is also responsible for ensuring that full and adequate records of proxy voting are kept.

     The  Product   managers  will  implement  the  Proxy  voting   policies  by
instructing proxy voting in accordance with the general principles contained herein.

Proxy Voting Committee

     We have formed a Proxy Voting Committee to regularly review our general proxy policies and consider specific proxy voting matters as and when deemed necessary. Members of the committees include senior investment personnel and representatives of the Legal & Compliance Department. The committee may also evaluate proxies where we face a material conflict of interest (as discussed below).

Conflicts of Interest

     SCBAM recognizes that there is a potential conflict of interest when we vote a proxy solicited by an issuer with whom we have any material business or personal relationship that may affect how we vote on the issuer's proxy. We believe that oversight by the proxy voting committee ensures that proxies are voted with only our clients' best interests in mind. In order to avoid any perceived conflict of interests, the following procedures have been established for use when we encounter a potential conflict.

     a. The portfolio management team will refer to the Legal and compliance team any proxy votes that are issued by existing clients or where SCBAM holds a significant voting percentage of the company. The Legal and compliance team will make the initial determination about whether a material conflict of interest exists based on the facts and circumstances of each particular situation.

     b. If our proposed vote is consistent with our stated proxy voting policy, no further review is necessary.

     c. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary.

     d. If our proposed vote is contrary to our stated proxy voting policy and is consistent with management's recommendation, the proposal is escalated to the proxy committee for final review and determination.

Proxies of Certain Non-U.S. Issuers

     Proxy voting in certain countries requires "share blocking." That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. SCBAM may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORD

     Clients may obtain information on how SCBAM voted with respect to their proxies by contacting our Client services team at SCB Asset Management Co., Ltd., 130-132 Sindhorn Tower 3 Bldg., 23rd Floor, Wireless Road, Phatumwam, Bangkok 10330, Thailand, Tel No. 66-2263-2800 ext. 2222, Fax No. 66-2263-4001 or
email www.marketing@scbam.com.




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(1)  As it is used in this document, the term "conflict of interest" refers to a situation in which the Investment Manager or affiliated persons of the Investment Manager have a financial interest in a matter presented by a proxy other than the obligation they incur as Investment Manager to the
     Fund  which  could   potentially   compromise  the   Investment   Manager's
     independence of judgment and action with respect to the voting of the proxy.

(2) The Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.